UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 19, 2005

BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

Maryland	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645
(Address of Principal Executive Offices/Zip Code)

(201) 573-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

	BUTLER INTERNATIONAL, INC.
	Form 8-K dated April 21, 2005

	TABLE OF CONTENTS

		Page
Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing	3

Item 8.01	Other Events

Item 9.01.	Financial Statements and Exhibits	3

Signature		4

Exhibit Listing		5

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        On April 19, 2005, Butler International, Inc. (Nasdaq: BUTL) issued a press release  announcing that the Company would require additional time to file its Form 10-K for fiscal 2004.

        On April 19, 2005, the Company received a Nasdaq Staff Determination Letter indicating the Company's securities are subject to delisting from Nasdaq at the opening of business on April 28, 2005, because the Company's Annual Report on Form 10-K was not filed and as a result the Company failed to comply with the requirements for continued listing set forth in Nasdaq's Marketplace Rule 4310(c)(14).  Effective at the opening of business on April 21, 2005, the fifth character "E" was appended to the Company's trading symbol and it was changed from BUTL to BUTLE.

        The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination and request continued listing on Nasdaq until it files Form 10-K for fiscal 2004.  A hearing request will stay the delisting of the Company's securities pending a written decision of the Nasdaq Listing Qualifications Panel.  There can be no assurance that the Panel will grant the Company's request for continued listing.

Item 8.01.   Other Events

        On April 21, 2005, the Company issued a press release announcing that the Company's stock would begin trading under the symbol "BUTLE" and that the Company is not in compliance with Nasdaq's listing requirements.  This press release is attached as Exhibit 99.2.

Item 9.01.   Financial Statements and Exhibits

(a)    Not applicable.

(b)   Not applicable.

(c)    Exhibits.

        The exhibit listed below is being furnished pursuant to Item 9.01.

Exhibit No.	Description

99.1	Press Release, dated April 19, 2005 announcing delay in the filing of the Form 10-K.

99.2	Press Release dated April 21, 2005 announcing that the Company's stock would begin trading under the symbol "BUTLE" and that the Company is not in compliance with NASDAQ's listing requirements.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 21, 2004	BUTLER INTERNATIONAL, INC.
(Registrant)

By: /s/ Edward M. Kopko
Edward M. Kopko
Chairman of the Board of Directors
and Chief Executive Officer

BUTLER INTERNATIONAL, INC.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 19, 2005 announcing delay in the filing of the Form 10-K.

99.2	Press Release dated April 21, 2005 announcing that the Company's stock would begin trading under the symbol "BUTLE" and that the Company is not in compliance with NASDAQ's listing requirements.